10f-3 Transactions


Fund:   Value Portfolio

Issuer: Citizens Communications Company
Security Type: Registered Public
Price/Unit: $25.00
Trade date: 6/13/01
Spread: 3.00%
Amount Purchased: $390,000
Total Offering Amount: $460,000,000
Eligible: Y
Lowest price/unit paid by any purchaser: Y
First date for sales: Y
Reasonability test passed: Y
Purchased from: Morgan Stanley
Less than 25% of total offering amount: Y
No compensation to JP Morgan: Y
Firm commitment underwriting: Y


Fund:   Value Portfolio

Issuer: Kraft Foods Inc.
Security Type: Registered Public
Price/Unit: $31.00
Trade date: 6/12/01
Spread: 2.73%
Amount Purchased: $204,600
Total Offering Amount: $9,548,000,000
Eligible: Y
Lowest price/unit paid by any purchaser: Y
First date for sales: Y
Reasonability test passed: Y
Purchased from: Credit Suisse
Less than 25% of total offering amount: Y
No compensation to JP Morgan: Y
Firm commitment underwriting: Y

Fund:   Value Portfolio

Issuer: Sprint Corporation (FON)
Security Type: Registered Public
Price/Unit: $19.00
Trade date: 5/30/01
Spread: 3.00%
Amount Purchased: $969,000
Total Offering Amount: $3,321,904,368
Eligible: Y
Lowest price/unit paid by any purchaser: Y
First date for sales: Y
Reasonability test passed: Y
Purchased from: Morgan Stanley
Less than 25% of total offering amount: Y
No compensation to JP Morgan: Y
Firm commitment underwriting: Y


Fund:   Value Portfolio

Issuer: Lucent Technologies Inc.
Security Type: Eligible Rule 144A
Price/Unit: $1,000
Trade date: 8/01/01
Spread: 2.92%
Amount Purchased: $200,000
Total Offering Amount: $1,885,000,000
Eligible: Y
Lowest price/unit paid by any purchaser: Y
First date for sales: Y
Reasonability test passed: Y
Purchased from: Morgan Stanley
Less than 25% of total offering amount: Y
No compensation to JP Morgan: Y
Firm commitment underwriting: Y


Fund:   Value Portfolio

Issuer: Nortel Networks Corp.
Security Type: Eligible Rule 144A
Price/Unit: $100
Trade date: 8/09/01
Spread: 2.53%
Amount Purchased: $200,000
Total Offering Amount: $1,800,000,000
Eligible: Y
Lowest price/unit paid by any purchaser: Y
First date for sales: Y
Reasonability test passed: Y
Purchased from: Credit Suisse
Less than 25% of total offering amount: Y
No compensation to JP Morgan: Y
Firm commitment underwriting: Y



Fund:   Focused Value Portfolio

Issuer: Sprint Corporation (FON)
Security Type: Registered Public
Price/Unit: $19.00
Trade date: 5/30/01
Spread: 3.00%
Amount Purchased: $18,445,200
Total Offering Amount: $3,321,904,368
Eligible: Y
Lowest price/unit paid by any purchaser: Y
First date for sales: Y
Reasonability test passed: Y
Purchased from: Morgan Stanley
Less than 25% of total offering amount: Y
No compensation to JP Morgan: Y
Firm commitment underwriting: Y



Fund:  International Equity

Underwriter Morgan Stanley
Name of issuer Inditex
Title of security Inditex
Date of offering 5/22/01
Amount of Total Offering 141,430,000 shares
Unit Price 14.70 EUR
Underwriting Spread or Commission 0.1543 EUR
Dollar Amount of Purchases  $ 109,256
Number of Shares Purchased 8,500
Years of Continuous Operation 3+
% of Offering Purchased by Portfolio  0.01%
% of Offering Purchased by other Portfolio of the Fund & other Investment companies advised by the Adviser or any Subadviser 0.34% Sum 0f (14)and (15) 0.35%
% of Portfolio Assets applied to the Purchase  0.50%
Is the adviser, any subadviser or any person of which the Adviser or subadviser is an affiliated person, a manager or Co-Manager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated
To the adviser, any subadviser or any person of whom the adviser
Or subadviser is an affiliated person?  NO



Fund:  International Equity

Underwriter UBS Warburg
Name of issuer  Korea Telecom
Title of security  Korea Telecom
Date of offering 6/27/01
Amount of Total Offering 111,000,000 shares
Unit Price $20.35
Underwriting Spread or Commission 0.15
Dollar Amount of Purchases  $ 142,450
Number of Shares Purchased 7,000
Years of Continuous Operation 3+
% of Offering Purchased by Portfolio  0.01%
% of Offering Purchased by other Portfolio of the Fund & other Investment companies advised by the Adviser or any Subadviser 0.39% Sum 0f (14)and (15) 0.40%
% of Portfolio Assets applied to the Purchase  0.50%
Is the adviser, any subadviser or any person of which the Adviser or subadviser is an affiliated person, a manager or Co-Manager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated
To the adviser, any subadviser or any person of whom the adviser
Or subadviser is an affiliated person?  NO



Fund:  Large Cap Growth Portfolio

Underwriter CS First Boston
Name of issuer  N/A
Title of security  Kraft Foods Inc.
Date of offering 6/12/01
Amount of Total Offering 8,680,000,000
Unit Price $31.00
Underwriting Spread or Commission $2.73
Dollar Amount of Purchases  $ 356,500
Number of Shares Purchased 11,500
Years of Continuous Operation 3+
% of Offering Purchased by Portfolio  0.004%
% of Offering Purchased by other Portfolio of the Fund & other Investment companies advised by the Adviser or any Subadviser < 25% Sum 0f (18)and (19) 0.004
% of Portfolio Assets applied to the Purchase  1.09%
Is the adviser, any subadviser or any person of which the Adviser or subadviser is an affiliated person, a manager or Co-Manager of the offering? Yes
Were Purchases Designated as Group Sales or otherwise allocated
To the adviser, any subadviser or any person of whom the adviser
Or subadviser is an affiliated person?  NO


Fund:  Focused Growth Portfolio

Underwriter CS First Boston
Name of issuer  N/A
Title of security  Kraft Foods Inc.
Date of offering 6/12/01
Amount of Total Offering 8,680,000,000
Unit Price $31.00
Underwriting Spread or Commission $2.73
Dollar Amount of Purchases  $ 5,266,900
Number of Shares Purchased 169,900
Years of Continuous Operation 3+
% of Offering Purchased by Portfolio  0.061%
% of Offering Purchased by other Portfolio of the Fund & other Investment companies advised by the Adviser or any Subadviser < 25% Sum 0f (18)and (19) 0.061%
% of Portfolio Assets applied to the Purchase  1.16%
Is the adviser, any subadviser or any person of which the Adviser or subadviser is an affiliated person, a manager or Co-Manager of the offering? Yes
Were Purchases Designated as Group Sales or otherwise allocated
To the adviser, any subadviser or any person of whom the adviser
Or subadviser is an affiliated person?  NO



Fund: Mid-Cap Growth

Security: Empraer Aircraft Corp.
Date of Transaction: 6/12/01
Purchase Price per Unit:  38.90
Amount of commission per unit: 0.00
Gross Commission as a % of Price:  0.00
Total Amount of Offering:  14,837,376
Total Amount of Purchase:  8,100
Purchase as a % of Offering:  0.05%
Purchase as a % Fund Assets:  0.02%
Name of Affiliated Broker/dealer in Syndicate: 	Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased: Merrill Lynch


Fund: Mid-Cap Growth

Security: Infineon Technology
Date of Transaction: 7/12/01
Purchase Price per Unit:  21.33
Amount of commission per unit: 0.00
Gross Commission as a % of Price:  0.00
Total Amount of Offering:  52,174,000
Total Amount of Purchase:  3,800
Purchase as a % of Offering:  0.01%
Purchase as a % Fund Assets:  0.01%
Name of Affiliated Broker/dealer in Syndicate: 	Morgan Stanley, Dean Witter
Name of Broker\Dealer whom securities were purchased: Goldman Sachs